Reserves	12 Months Ended
Dec. 31, 2011
Reserves
14	Reserves

During the three years ended December 31, 2011, the Company has followed the PRC Company Law to make appropriation of its profit to the statutory surplus reserve.

Statutory surplus reserve

In accordance with PRC Company Law, the Company is required to appropriate at least 10% of the profit arrived at for each year to the statutory surplus reserve. Appropriation to the statutory surplus reserve by the Company is based on profit arrived at under PRC accounting standards for business enterprises for each year.

The profit arrived at must be set off against any accumulated losses sustained by the Company in prior years, before allocation is made to the statutory surplus reserve. Appropriation to the statutory surplus reserve must be made before distribution of dividends to owners. The appropriation is required until the statutory surplus reserve reaches 50% of the registered capital. This statutory surplus reserve is not distributable in the form of cash dividends but only on liquidation. It can be used to make good of previous losses, if any, and may be utilized for business expansion or converted into capital by increasing registered capital to existing equity owners in proportion to their equity holding, provided that remaining reserve balance after such conversion is not less than 25% of the registered capital. As of December 31, 2010 and 2011, the accumulated balance of our statutory surplus reserve amounted to RMB50.4 million and RMB57.3 million, respectively.

In accordance with the PRC laws and regulations, our PRC subsidiary is restricted in its ability to transfer a portion of its net assets to the Company in the form of dividends, which approximated to RMB735.1 million and RMB778.4 million representing the total amount of paid in capital and accumulated balance of statutory reserve of our PRC subsidiaries attributable to the Company as of December 31, 2010 and 2011, respectively.